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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           _________________________



                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  March 17, 1995



                                  DATUM INC.
              (Exact name of Registrant as specified in charter)

                                   _______


         Delaware                    0-6272                 95-2512237
 (State or other jurisdiction     (Commission            (I.R.S. Employer
      of incorporation)           File Number)          Identification No.)




1363 South State College Boulevard, Anaheim, California   92806-5790
       (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code   (714) 533-6333


                                Not Applicable
       (Former name or former address, if changed, since last report.)


                               Page 1 of 6 Pages
                 Exhibit Index on Sequentially Numbered Page 6





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Item 2.        Acquisitions or Disposition of Assets.

       Acquisition of EFRATOM Time and Frequency Products, Inc. and Efratom Elektronik GmbH.

               Effective March 17, 1995, Datum Inc. (the "Registrant") acquired all of the outstanding capital stock of EFRATOM Time and Frequency Products, Inc., a Colorado corporation, and Efratom Elektronik GmbH, a corporation organized under the laws of the Republic of Germany (collectively "Efratom"), each, a wholly-owned subsidiary of Efratom Holding, Inc., a Colorado corporation ("Efratom Holding"), a wholly-owned subsidiary of Ball Corporation, an Indiana corporation ("Ball"), from Efratom Holding in accordance with the terms and conditions of the Stock Purchase Agreement, dated as of October 20, 1994 (the "Stock Purchase Agreement"), by and among the Registrant, Efratom Holding and Ball. Efratom manufactures and sells precision timing devices to public and private entities throughout the world. The Registrant intends that Efratom will continue to manufacture and sell such products.

               Pursuant to the Stock Purchase Agreement, the Registrant acquired the capital stock of Efratom from Efratom Holding for a purchase price (the "Purchase Price") of $15,000,000 cash and 1,277,778 shares of the Registrant's Common Stock. The cash portion of the Purchase Price is subject to later adjustment as determined by a working capital adjustment pursuant to
Section 1.4 of the Stock Purchase Agreement. The Purchae Price, and all other terms and conditions of the Stock Purchase Agreement were determined pursuant to arms-length negotiation between the parties to the transaction. The funds used by the Registrant to pay the cash portion of the Purchase Price were borrowed by the Registrant from Wells Fargo Bank, N.A., pursuant to a Credit Agreement, dated December 16, 1994.

       The acqusition of Efratom is more fully described in the Registrant's Proxy Statement for its Special Meeting of March 16, 1995, which was filed with the Commission on February 17, 1995 and is incorporated herein by reference.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               The financial statements listed below previously have been filed with the Commission in the Registrant's Proxy Statement for its Special Meeting of Stockholders, filed with the Commission on February 17, 1995 and are incorporated herein by reference.

       (a)     Financial Statements of Business Acquired.

                        Report of Independent Accountants

                        Combined Balance Sheet at October 30, 1994 and
                                December 31, 1993

                        Combined Statement of Earnings For the Ten Months
                                Ended October 30, 1994 and For Each Of The Two Years In The Period Ended December 31, 1993

                        Combined Statement of Cash Flows For the Ten Months
                                Ended October 30, 1994 and For Each of the
                                Two Years In The Period Ended December 31, 1993



                                      2

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                        Combined Statement of Changes in Invested Equity For
                                the Ten Months Ended October 30, 1994 and
                                For Each of the Two Years In The Period
                                Ended December 31, 1993

                        Notes to Combined Financial Statements

                        Unaudited Combined Balance Sheet at October 31, 1993

                        Unaudited Combined Statement of Earnings For the Ten
                                Months Ended October 31, 1993

                        Unaudited Combined Statement of Cash Flows For the
                                Ten Months Ended October 31, 1993

                        Unaudited Combined Statement of Changes in Invested
                                Equity for the Ten Months Ended October 31, 1993

                        Notes to Unaudited Interim Combined Financial Statements


       (b)     Pro Forma Financial Information.

                        Pro Forma Condensed Income Statement For the Year Ended
                                December 31, 1993

                        Pro Forma Condensed Income Statement For the Nine
                                Months Ended September 30, 1994

                        Pro Forma Condensed Balance Sheet as of
                                September 30, 1994





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       (c)     Exhibits.

      Exhibit
      Number
      --------
        2.1 Stock Purchase Agreement dated October 20, 1994 and effective March 17, 1995 by and among Ball Corporation, Efratom Holding, Inc. and the Registant (incorporated by reference to Exhibit
               10.31 to the Registrant's Form 10-Q for the quarter ended September 30, 1994).

       10.30 Credit Agreement dated as of December 16, 1994, by and between the Registrant and Wells Fargo Bank, National Association (incorporated by reference to the same numbered exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994).

       23.1    Consent of Independent Accountants (to be filed by amendment).

       99.1 Financial Statements described in Item 7 above (incorporated by reference to the Registrant's Proxy Statement for its Special Meeting of Stockholders of March 16, 1995, filed with the Commission February 17, 1995).





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 27, 1995                           DATUM INC.



                                                  /s/ Louis B. Horwitz
                                                  -------------------------
                                                  Louis B. Horwitz
                                                  Chairman and President





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                               INDEX TO EXHIBITS



                                                                   Sequentially
                                                                     Numbered
Exhibit          Description                                           Page
--------         -----------                                       ------------
  2.1     Stock Purchase Agreement dated October 20,
          1994 and effective March 17, 1995 by and among
          Ball Corporation, Efratom Holding, Inc. and the
          Registrant (incorporated by reference to Exhibit
          10.31 to the Registrant's Form 10-Q for the quarter
          ended September 30, 1994)                                    --

 10.30    Credit Agreement dated as of December 16, 1994, by and
          between the Registrant and Wells Fargo Bank, National
          Association (incorporated by reference to the same
          numbered exhibit to the Registrant's Annual Report on
          Form 10-K for the year ended December 31, 1994).             --

 23.1     Consent of Independent Accountants                            *

 99.1     Financial Statements described in Item 7 above (incorpo-
          rated by reference to the Registrant's Proxy Statement
          for its Special Meeting of Stockholders, filed with the
          Commission February 17, 1995)                                 --

_______________

* To be filed by amendment.





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